Exhibit 10.25

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (the “Subordination Agreement”) is entered into as of March 8, 2011, by and among One Conant Capital, LLC (the “Senior Lender”), Greenleaf Capital, Inc. (the “Subordinate Lender”) and SofTech, Inc. (the “Borrower”).

R E C I T A L S

A.

The Senior Lender and Borrower have entered into that certain Loan Agreement dated as of the date hereof (the “Loan Agreement) pursuant to which, among other things, Senior Lender has agreed to make certain loans and financial accommodations to the Borrower.  All of the Borrower's obligations to the Senior Lender are secured by a first priority lien on and in all of the now existing and hereafter acquired personal property of the Borrower (the "Collateral").

B.

The Borrower and Subordinate Lender, and certain of the Borrower’s subsidiaries, have entered into that certain Debt Forgiveness Agreement, dated as of the date hereof (the “Debt Forgiveness Agreement”), pursuant to which the Subordinate Lender is (i) receiving a partial payment of amounts due Subordinate Lender under two notes, (ii) amending and restating one of its notes, which will be renamed “Amended and Restated Promissory Note” and the principal balance shall be reduced to $250,000, and dated as of the date hereof (the “Subordinate Note”) and (iii) discharging and releasing Borrower from all remaining debt owed by Borrower under such notes and otherwise.

C.

The obligations under the Subordinate Note are secured, and are guaranteed by two of Borrower’s wholly owned subsidiaries.

D.

The Senior Lender has required the execution and delivery of this Subordination Agreement by the Subordinate Lender in order to set forth the relative rights and priorities of the Senior Lender and Subordinate Lender under the Senior Debt Documents and Subordinate Debt Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

SECTION 1

Definitions

1.1

Definitions.  All terms defined herein, as set forth in Exhibit 1.1 attached hererto, shall have the definitions assigned to them therein.  If one or more terms are not defined herein they shall have the definitions assigned to them in the Loan Agreement.  If one or more terms are not defined herein or the Loan Agreement, they shall have the meanings assigned to them in the Code.

SECTION 2

Subordination

2.1

Subordination of Subordinate Note to Senior Debt.  The Borrower and Subordinate Lender hereby covenant and agree, and by their acceptance of the Subordinate Note Documents (whether upon original issue or upon transfer or assignment) likewise covenant and agree, notwithstanding anything to the contrary contained in any of the Subordinate Note Documents, that, except with respect to Permitted Subordinate Note Payments, in accordance with Section 2, the payment of any and all of the Subordinate Note, and amounts due thereunder, shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Payment in Full of all Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Subordination Agreement.

2.2

Liquidation, Dissolution, Bankruptcy.  In the event of any Proceeding involving the Borrower:

(A)

All Senior Debt shall first be Paid in Full before any Distribution, whether in cash, securities or other property, shall be made to the Subordinate Lender on account of Subordinate Note (other than a Distribution of Reorganization Subordinated Securities and/or Permitted Subordinate Note Payments made in compliance with the terms hereof).

(B)

Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinate Note (other than a Distribution of Reorganization Subordinated Securities and/or Permitted Subordinate Note Payments made in accordance with Section 2) shall be paid or delivered directly to the Senior Lender (to be applied by Senior Lender in accordance with the terms of the Senior Debt Documents) until all Senior Debt is Paid in Full.  The Subordinate Lender irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such applicable Distributions to Senior Lender, for the benefit of the Senior Lender, for application to the Senior Debt until Payment in Full of all Senior Debt.  The Subordinate Lender also irrevocably authorizes and empowers Senior Lender, in the name of the Subordinate Lender, to demand, sue for, collect and receive any and all such Distributions.

(C)

The Subordinate Lender agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt and further agrees not to oppose or object to any adequate protection sought by or granted to Senior Lender with respect to the Collateral.

(D)

The Subordinate Lender agrees that Senior Lender may consent to the use of cash collateral or provide (or consent to any other Person providing) financing to the Borrower (or trustee) on such terms and conditions and in such amounts as Senior Lender, in it’s sole discretion, may decide and, in connection therewith, the Borrower (or trustee) may grant to Senior Lender (or such other Person providing financing) liens and security interests upon all of its property, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by Senior Lender (or such other Persons providing financing) during the Proceeding and (ii) shall be superior in priority to the liens and security interests, if any, in favor of Subordinate Lender on the property of the Borrower.  If Senior Lender objects to any motion by the Borrower (or trustee) for use of cash collateral or to incur financing in a Proceeding, then, upon Senior Lender's written request, the Subordinate Lender will not support such opposition to Senior Lender’s objection.  The Subordinate Lender agrees that it will not object to or oppose, and will consent to, a sale process, sale or other disposition of any property securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of the Subordinate Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if Senior Lender have consented to such sale or disposition (and, if requested by Senior Lender in writing, the Subordinate Lender will object to any such sale or other disposition).  The Subordinate Lender shall not, directly or indirectly, seek to provide any financing in any Proceeding secured by liens equal or senior to the liens securing the Senior Debt without Senior Lender's prior written consent.  The Subordinate Lender agrees not to assert any rights under Sections 362, 363 or 364 of the Bankruptcy Code with respect to the Collateral, except any rights it may have to adequate protection of its interest in any Collateral in any Proceeding.  Any claim of the Subordinate Lender arising during a Proceeding, including a claim under Section 507(b) of the Bankruptcy Code, shall constitute a claim under this Subordination Agreement.  The Subordinate Lender waives any claim it may now or hereafter have arising out of Senior Lender’s or Senior Lender’ election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor in possession.  The Subordinate Lender further agrees that it will not seek to participate or participate on any creditor’s committee without Senior Lender's prior written consent.

(E)

The Subordinate Lender agrees not to (i) initiate or prosecute or join with any other Person to initiate or prosecute any claim, action or other proceeding opposing a motion by Senior Lender to lift the automatic stay, (ii) in its capacity as the holder of a secured claim, (a) propose, vote to accept, or otherwise support confirmation of a plan opposed by Senior Lender, or vote to reject, object to the confirmation of, or otherwise oppose confirmation of a plan supported by Senior Lender, (b) seek the dismissal or conversion of a Proceeding or (c) seek the appointment of a trustee, receiver or examiner in a Proceeding, or (iii) seek to have the automatic stay of Section 362 of the Bankruptcy Code (or any similar stay under any other applicable law) lifted or modified with respect to the Collateral.

(F)

The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Subordination Agreement shall continue to govern the relative rights and priorities of Senior Lender and Subordinate Lender even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Subordination Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(G)

The parties acknowledge and agree that (i) the claims and interests of Senior Lender under the Senior Debt Documents are substantially different from the claims and interests of the Subordinate Lender under the Subordinate Note Documents and (ii) such claims and interests should be treated as separate classes for purposes of Section 1122 of the Bankruptcy Code.

(H)

It is acknowledged and agreed that this Subordination Agreement shall constitute a "subordination agreement" within the meaning of Section 510(a) of the Bankruptcy Code.

2.3

Subordinate Note Payment Restrictions.

(A)

Notwithstanding the terms of the Subordinate Note Documents and except as specifically set forth herein, the Borrower hereby agrees that it may not make, and the Subordinate Lender hereby agrees that it will not accept, any Distribution with respect to the Subordinate Note until the Senior Debt is Paid in Full.  Notwithstanding the immediately preceding sentence, subject to the terms of this Section 2, the Borrower may make, and the Subordinate Lender may accept, Permitted Subordinate Note Payments; provided, however, that the Borrower and the Subordinate Lender further agrees that no Permitted Subordinate Note Payment may be made by any Person if, either at the time of such payment or after giving effect thereto a Senior Default exists and such Senior Default shall not have been cured or waived.  Further, Subordinate Lender shall not accept any Permitted Subordinate Note Payment if it knows that, either at the time of such payment or after giving effect thereto a Senior Default exists and such Senior Default shall not have been cured or waived.

(B)

No Senior Default shall be deemed to have been waived for purposes of this Section 2.3 unless and until the Borrower shall have received a written waiver from the Senior Lender.

(C)

Senior Lender hereby agrees that the making of Permitted Subordinate Note Payments in accordance with this Subordination Agreement, shall not in and of itself cause a Senior Default to exist or in and of itself constitute a breach under any of the Senior Debt Documents, unless a Permitted Subordinate Note Payment triggers a default under the Senior Debt Documents.

(D)

If the Subordinate Lender is prohibited from taking an act, or seeking or receiving a payment herein, or enforcing its rights, all terms, conditions and agreements herein apply to all guaranty agreements that relate to guaranty the payment and/or performance of any obligation or agreement in the Subordinate Note Documents.

(E)

Subordinate Note Standstill Provisions.  Until the Senior Debt is Paid in Full, the Subordinate Lender shall not, without the prior written consent of Senior Lender, take any Enforcement Action with respect to any Subordinate Debt Document, including without limitation the Subordinate Note.  Notwithstanding the foregoing, subject to the provisions of this Section 2, the Subordinate Lender may file proofs of claim against the Borrower in any Proceeding involving the Borrower

2.4

Incorrect Payments.  If any Distribution on account of the Subordinate Note not permitted to be made by the Borrower or accepted by the Subordinate Lender under this Subordination Agreement, is made and received by the Subordinate Lender, such Distribution shall be held in trust by the Subordinate Lender for the benefit of Senior Lender, and shall be promptly paid over to Senior Lender, with any necessary endorsement, for application (in accordance with the Senior Debt Documents) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full.

2.5

Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens; Agreement to Provide Collateral Notice.

(A)

Until the Senior Debt has been Paid in Full, any liens and security interests of the Subordinate Lender in any Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Senior Lender in such Collateral, regardless of the time, manner or order of perfection of any such liens and security interests, and Senior Lender is hereby authorized by the Subordinate Lender to file, at the sole cost and expense of the Borrower, such UCC financing statement amendments as may be reasonably desired by Senior Lender to reflect the priorities established herein.

(B)

The Subordinate Lender agrees that it will not at any time, including without limitation in connection with any Proceeding, contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of Senior Lender and Senior Lender in the Collateral.

(C)

In the event that Senior Lender releases or agrees to release any of its liens or security interests in any Collateral in connection with the sale or other disposition thereof, or any of the Collateral is sold or retained pursuant to a foreclosure or similar action, (i) Senior Lender shall be deemed authorized by the Subordinate Lender to file UCC termination statements in respect of the liens and security interests in favor of the Subordinate Lender with respect to such Collateral, (ii) Subordinate Lender shall be deemed to have consented to such sale or other disposition under the provisions of the Subordinate Note Documents, free and clear of any liens or security interests in favor of Subordinate Lender and (iii) Subordinate Lender shall promptly execute and deliver to Senior Lender such releases and terminations as Senior Lender shall reasonably request to effect the release of the liens and security interests of the Subordinate Lender in such Collateral.  In furtherance of the foregoing, the Subordinate Lender hereby irrevocably appoints Senior Lender its attorney-in-fact, with full authority in the place and stead of the Subordinate Lender and in the name of the Subordinate Lender or otherwise, to execute and deliver any document or instrument which the Subordinate Lender may be required to deliver pursuant to this Section 2.5.

(D)

Proceeds of the Collateral include insurance proceeds, and therefore, anything contained in the Subordinate Note Documents to the contrary notwithstanding, the priorities set forth in this Subordination Agreement govern the ultimate disposition of insurance proceeds.  Until the Senior Debt has been Paid in Full, Senior Lender shall have the sole and exclusive right, as against Subordinate Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral.  All proceeds of such insurance shall inure to the Senior Lender, to the extent of the Senior Debt, and the Subordinate Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to the Senior Lender (or any representative thereof).  In the event the requisite holders of Senior Debt (or any representative thereof), in their or its sole discretion or pursuant to agreement with the Borrower, permits the Borrower to utilize the proceeds of insurance to replace Collateral, the consent of the holders of Senior Debt (or any representative thereof) shall be deemed to include the consent of the Subordinate Lender.

(E)

The Borrower agrees to provide Senior Lender prompt written notice of Borrower entering into any Subordinate Note Document following the date hereof, which Subordinate Note Document (or the agreements and documents contemplated thereby) provides for the granting of liens or security interests by any Person to secure all or any portion of the Subordinate Note.

2.6

Sale, Transfer or other Disposition of Subordinate Note.

(A)

The Subordinate Lender shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinate Note or any Subordinate Note Document: (i) without giving prior written notice of such action to Senior Lender, (ii) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to Senior Lender an agreement substantially identical to this Subordination Agreement, providing for the continued subordination of the Subordinate Note to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Senior Lender and Senior Lender arising under this Subordination Agreement or otherwise be bound to this Subordination Agreement as Subordinate Lender and (iii) unless, following the consummation of any such action, there shall be no more than five holders of the Subordinate Note.

(B)

Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Subordination Agreement or otherwise agree to be bound to this Subordination Agreement as Subordinate Lender, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinate Debt Documents, and the terms of this Subordination Agreement shall be binding upon the successors and assigns of Subordinate Lender, as provided in Section 6.5 hereof.

2.7

Application of Proceeds from Sale or other Disposition of the Collateral.  Subject to the provisions of this Section 2, in the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain or expropriation) of any Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Senior Debt Documents or as otherwise consented to by Senior Lender until such time as the Senior Debt in Paid in Full.

2.8

Legend.  Until the termination of this Subordination Agreement in accordance with Section 6.11 hereof, Borrower will cause to be clearly, conspicuously and prominently inserted on the face of the Subordinated Note and any other Subordinate Note Document, as well as any renewals or replacements thereof, the following legend:

“This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the "Subordination Agreement"), dated as of March 8, 2011 between and among SofTech, Inc. (the “Borrower”), One Conant Capital (the “Senior Lender”) and Greenleaf Capital, Inc. (the “Subordinate Lender”), to the indebtedness (including interest) owed by the Borrower pursuant to that certain Loan Agreement, dated as of March 8, 2010 among the Borrower and Lender (the “Loan Agreement”), and certain guarantees of the indebtedness evidenced thereby, as such Loan Agreement and such guarantees have been and hereafter may be amended, restated, supplemented or otherwise modified from time to time (the “Loan Agreement”); and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

SECTION 3

Modifications

3.1

Modifications to Senior Debt Documents.  Subject to the terms of the Senior Debt Documents, Senior Lender may at any time and from time to time without the consent of or notice to the Subordinate Lender, without incurring liability to the Subordinate Lender and without impairing or releasing the obligations of the Subordinate Lender under this Subordination Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or amend, restate, or otherwise modify in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

3.2

Modifications to Subordinate Note Documents.  Until the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinate Note Documents, the Subordinate Lender shall not, without the prior written consent of Senior Lender, agree to any amendment, modification or supplement to the Subordinate Note Documents the effect of which is to (a) increase the maximum principal amount of the Subordinate Note, (b) increase the rate of interest on any of the Subordinate Note, (c) accelerate the dates upon which payments of principal or interest on the Subordinate Note are due or terms upon which interest is required to be paid, (d) change or add any event of default or any covenant with respect to the Subordinate Note, (e) change any redemption or prepayment provisions of the Subordinate Note, (f) alter the subordination provisions with respect to the Subordinate Note, including, without limitation, subordinating the Subordinate Note to any other indebtedness, or (g) change or amend any other term of the Subordinate Note Documents if such change or amendment would result in a Senior Default, increase the obligations of the Borrower or confer additional material rights on the Subordinate Lender or any other holder of the Subordinate Note in a manner adverse to the Borrower or Senior Lender.

SECTION 4

Waiver of Certain Rights by Subordinate Lender

4.1

Waiver of Acceptance.  The Subordinate Lender hereby waives all notice of the acceptance by Senior Lender of the subordination and other provisions of this Subordination Agreement and all the notices not specifically required pursuant to the terms of this Subordination Agreement or under the Uniform Commercial Code in connection with foreclosure on or sale of all or any portion of the Collateral, and the Subordinate Lender expressly consents to reliance by the Senior Lender upon the subordination and other agreements as herein provided.

4.2

Marshaling.  The Subordinate Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Senior Lender to marshal any property of the Borrower for the benefit of the Subordinate Lender.

4.3

Rights Relating to Senior Lender’s Actions with respect to the Collateral.  The Subordinate Lender hereby waives, to the extent permitted by applicable law, any rights which it may have (i) to enjoin or otherwise obtain a judicial or administrative order preventing Senior Lender from taking, or refraining from taking, any action with respect to all or any part of the Collateral and (ii) to affect the method or challenge the appropriateness of any action by Senior Lender.  Without limitation of the foregoing, the Subordinate Lender hereby agrees (a) that it has no right to direct or object to the manner in which Senior Lender applies the proceeds of the Collateral resulting from the exercise by Senior Lender of rights and remedies under the Senior Debt Documents to the Senior Debt and (b) that Senior Lender has not assumed any obligation to act as the agent for the Subordinate Lender with respect to the Collateral.  The Subordinate Lender hereby waives any and all rights of redemption with respect to the Collateral, and agrees that Senior Lender may deal with the Collateral as if the Subordinate Lender held no lien on or security in any Collateral.

SECTION 5

Representations and Warranties

5.1

Representations and Warranties of Subordinate Lender.  To induce Senior Lender to execute and deliver this Subordination Agreement, the Subordinate Lender hereby represents and warrants to Senior Lender that as of the date hereof:  (a) the Subordinate Lender is an organization duly formed and validly existing under the laws of its jurisdiction of formation; (b) the Subordinate Lender has the power and authority to enter into, execute, deliver and carry out the terms of this Subordination Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Subordination Agreement by the Subordinate Lender will not violate or conflict with the organizational documents of the Subordinate Lender, any material agreement binding upon the Subordinate Lender or any law, regulation or order or require any consent or approval which has not been obtained; (d) this Subordination Agreement is the legal, valid and binding obligation of the Subordinate Lender, enforceable against the Subordinate Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles; and (e) the Subordinate Lender is the sole owner, beneficially and of record, of the Subordinate Note Documents and the Subordinate Note.

5.2

Representations and Warranties of Senior Lender.  To induce the Subordinate Lender to execute and deliver this Subordination Agreement, Senior Lender hereby represents and warrants to the Subordinate Lender that as of the date hereof:  (a) Senior Lender has the power and authority to enter into, execute, deliver and carry out the terms of this Subordination Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Subordination Agreement by Senior Lender will not violate or conflict with the organizational documents of Senior Lender, any material agreement binding upon Senior Lender or any law, regulation or order or require any consent or approval which has not been obtained; and (c) this Subordination Agreement is the legal, valid and binding obligation of Senior Lender, enforceable against Senior Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles.

5.3

Representations and Warranties of Borrower.  To induce the Senior Lender and Subordinate Lender to execute and deliver this Subordination Agreement, Borrower hereby represents and warrants to the Senior Lender and Subordinate Lender that as of the date hereof:  (a) Borrower has the power and authority to enter into, execute, deliver and carry out the terms of this Subordination Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Subordination Agreement by Borrower will not violate or conflict with the organizational documents of Borrower, any material agreement binding upon Borrower or any law, regulation or order or require any consent or approval which has not been obtained; and (c) this Subordination Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles.

SECTION 6

Miscellaneous

6.1

Subrogation.  Subject to the Payment in Full of all Senior Debt, the Subordinate Lender shall be subrogated to the extent of any distributions made by the Borrower to Senior Lender on behalf of the Subordinate Lender, or otherwise applied to payment of such Senior Debt solely by reason of the provisions of this Subordination Agreement, to any rights of the Senior Lender to receive payments and distributions of cash, securities and other property applicable to the Senior Debt, if any, until the Subordinate Note shall have been paid in full.  For purposes of such subrogation, no payments or distributions to the Senior Lender of any cash, securities or other property to which the Subordinate Lender would have been entitled, except for the provisions of this Subordination Agreement, and no payments pursuant to the provisions of this Subordination Agreement to Senior Lender on behalf of the Senior Lender by the Subordinate Lender, shall be deemed to be a payment or distribution by the Borrower to or on account of the Senior Debt, it being understood and agreed that the provisions of this Subordination Agreement are solely for the purpose of defining the relative rights of the Senior Lender on the one hand, and the Subordinate Lender on the other hand.

6.2

Modification.  Any modification or waiver of any provision of this Subordination Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Senior Lender and Subordinate Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given.  Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

6.3

Further Assurances.  Each party to this Subordination Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Subordination Agreement.

6.4

Notices.  Unless otherwise specifically provided herein, any notice delivered under this Subordination Agreement shall be in writing addressed to the respective party as set forth in Exhibit 6.4, or to such other address as the party addressed shall have previously designated by written notice to the serving party, and may be personally served, sent by facsimile transmission or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by facsimile transmission, on the date of transmission if transmitted on a business day before 4:00 p.m. (Boston, Massachusetts time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

6.5

Successors and Assigns.  This Subordination Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Lender, Subordinate Lender and the Borrower.  To the extent permitted under the Senior Debt Documents, Senior Lender may, from time to time, without notice to the Subordinate Lender, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Subordination Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Subordination Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

6.6

Relative Rights.  This Subordination Agreement shall define the relative rights of Senior Lender and Subordinate Lender.  Nothing in this Subordination Agreement shall (a) impair, as among the Borrower and Senior Lender and as between the Borrower and Subordinate Lender, the obligation of the Borrower with respect to the payment of the Senior Debt and the Subordinate Note in accordance with their respective terms, or (b) affect the relative rights of Senior Lender or Subordinate Lender with respect to any other creditors of the Borrower.  The terms of this Subordination Agreement shall govern even if all or any part of the Senior Debt or the liens or security interests in favor of Senior Lender are avoided, disallowed, unperfected, set aside or otherwise invalidated in any judicial proceeding or otherwise.

6.7

Conflict.  If there is any conflict between any term, covenant or condition of this Subordination Agreement and any term, covenant or condition of any of the Subordinate Note Documents or the Senior Debt Documents, the provisions of this Subordination Agreement shall control and govern.

6.8

Headings.  The paragraph headings used in this Subordination Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

6.9

Counterparts.  This Subordination Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.10

Severability.  In the event that any provision of this Subordination Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Subordination Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Subordination Agreement.

6.11

Continuation of Subordination; Termination of Agreement.  This Subordination Agreement shall remain in full force and effect until Payment in Full of the Senior Debt, after which this Subordination Agreement shall terminate without further action on the part of the parties hereto.

6.12

Perfection Agent.  Senior Lender and the Subordinate Lender each agrees that solely with respect to any Collateral in which a security interest may only be perfected by title, possession or "control", such party shall serve as the contractual representative agent of the other party solely for purposes of perfecting (to the extent not otherwise perfected) the liens in favor of the Subordinate Lender or liens in favor of Senior Lender and Senior Lender, as applicable, subject in all events to the relative priorities established pursuant to this Subordination Agreement and to the limitations set forth in this Subordination Agreement with respect to such party’s liabilities, duties and obligations in respect of the Collateral or otherwise.  Without limiting the generality of the foregoing, each party shall be deemed to be an agent of the other party solely for purposes of perfection under the relevant Uniform Commercial Code and shall not incur any liabilities, fiduciary duties or obligations whatsoever to the other party due to the provisions of this Section 17.  Promptly following the Payment in Full of the Senior Debt, the Senior Lender shall, (x) deliver the remainder of such Collateral, if any, in its possession to the designee of the Subordinate Lender, and (y) deliver any certificates of title held by it in respect of the Collateral (such as motor vehicle titles) and assign the liens of the Senior Lender on any such certificates of title, without representation, warranty or recourse, in each case except as may otherwise be required by applicable law or court order.

6.13

GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.  THE SUBORDINATE LENDER, THE SENIOR LENDER AND THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN SUFFOLK COUNTY, MASSACHUSETTS AND IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  THE SUBORDINATE LENDER, THE SENIOR LENDER AND THE BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  THE SUBORDINATE LENDER, THE SENIOR LENDER AND THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PERSON AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS SUBORDINATION AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED.

6.14

WAIVER OF JURY TRIAL.  THE SUBORDINATE LENDER, THE BORROWER AND SENIOR LENDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT, ANY OF THE SUBORDINATE NOTE DOCUMENTS OR ANY OF THE SENIOR DEBT DOCUMENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE SUBORDINATE LENDER, THE BORROWER AND SENIOR LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS SUBORDINATION AGREEMENT, THE SUBORDINATE NOTE DOCUMENTS AND THE SENIOR DEBT DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE SUBORDINATE LENDER, THE BORROWER AND SENIOR LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[Remainder of the page is blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, Subordinate Lender, Borrower and Senior Lender have caused this Subordination Agreement to be executed as of the date first above written.

BORROWER

SOFTECH, INC.

/s/ Jean Croteau

Jean Croteau

Its chief Executive Officer Duly Authorized

SUBORDINATE LENDER

GREENLEAF CAPITAL, INC.

/s/ Michael D. Elliston

Michael D. Elliston

Its Chief Financial Officer

SENIOR LENDER

ONE CONANT CAPITAL, LLC

/s/ Barbara Flight

Barbara Flight

Its Senior Vice President

[Signature to Subordination Agreement]

14

SHEDULE OF EXHIBITS

Exhibit

Title

1.1

Definitions

6.4

Notice Addresses

EXHIBIT 1.1

For purposes of this Subordination Agreement the following terms shall be defined as follows:

"Bankruptcy Code" shall mean the provisions of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

"Distribution" shall mean, with respect to any indebtedness, obligation or security (a) any payment or distribution of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security or (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by the Borrower.

"Enforcement Action" shall mean (a) to take from or for the account of the Borrower or any guarantor of the Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrower, or such guarantors, with respect to the Subordinate Note (other than Permitted Subordinate Note Payments to the extent permitted under Section 2.3 of the Subordination Agreement), (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Borrower or any guarantor of the Borrower, to (i) enforce payment of or to collect the whole or any part of the Subordinate Note, (ii) enforce payment of or to collect the whole or any part of any guaranty of the Subordinate Note, or (iii) commence judicial enforcement of any of the rights and remedies under the Subordinate Note, or any guaranty or applicable law with respect to the Subordinate Note, (c) to accelerate the Subordinate Note, (d) to enforce any guaranty or security agreement securing a guaranty, (e) to exercise any put option or to cause the Borrower to honor any redemption or mandatory prepayment obligation under the Subordinate Note, (f) to notify account debtors or directly collect accounts receivable or other payment rights from the Borrower or (g) to take any action under the provisions of any state or federal law, including, without limitation, the Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Borrower, or any guarantor, including the Collateral.  Notwithstanding the forgoing, if the Borrower’s obligation to the Subordinate Lender is past due for more than one hundred and eight (180) consecutive days, the Subordinate Lender may seek recovery of such payment from the Borrower or any guarantor in state court.

"Paid in Full" or "Payment in Full" shall mean the indefeasible payment in full in cash of all Senior Debt and termination of all commitments to lend under the Senior Debt Documents.

"Permitted Subordinate Note Payments" shall mean (i) regularly scheduled, non-accelerated payments of interest on the Subordinate Note at the applicable non-default Interest Rate (as defined in the Subordinated Note) as and when due and payable in accordance with the terms of the Subordinate Note Documents as in effect on the date hereof or as modified in accordance with the terms of this Subordination Agreement, (ii) payments of principal limited to fifty percent (50%) of Excess Cash Flow (as defined in the Loan Agreement), with the first principal payment to be made on September 30, 2012 and (iii) payment of the entire principal amount of the Subordinate Note and all accrued interest thereon on the scheduled maturity date, not on an accelerated basis, in accordance with the terms of the Subordinate Note Documents as in effect on the date hereof or as modified in accordance with the terms of this Subordination Agreement.

"Person" shall mean any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

"Proceeding" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person, whether initiated under the Bankruptcy Code or any other similar federal or state statute.

"Refinancing Senior Debt Documents" shall mean any financing documentation which replaces the Senior Lender Loan Documents and pursuant to which the Senior Debt under the Senior Lender Loan Documents is refinanced, as such financing documentation may be amended, restated, supplemented or otherwise modified from time to time.

"Reorganization Subordinated Security" shall mean any debt or equity securities of the Borrower or any other Person that are distributed to the Subordinate Lender in respect of the Subordinate Note pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Debt (or any debt or equity securities issued in substitution of all or any portion of the Senior Debt) to at least the same extent as the Subordinate Note is subordinated to the Senior Debt, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Debt has at least the same benefit of the obligation of such Person and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of the Senior Debt.

"Senior Debt" shall mean all obligations, liabilities and indebtedness of every nature of the Borrower, from time to time, owed to the Senior Lender under the Senior Debt Documents (additionally, and without limitation of the foregoing, the term Senior Debt shall include all Swap Obligations), including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest accruing thereon (including, without limitation, interest accruing after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim) and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code.

"Senior Debt Documents" shall mean the Senior Lender Loan Documents and, after the consummation of any refinancing, the Refinancing Senior Debt Documents.

"Senior Default" shall mean any “Event of Default” under the Senior Debt Documents.

"Senior Lender" shall mean the holders of the Senior Debt, and shall include, without limitation, One Conant Capital, LLC and the Lender (as defined in the Loan Agreement).

"Senior Lender Loan Documents" shall mean the Loan Agreement, Term Note, Revolving Note and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Subordinate Note" shall mean all of the obligations, liabilities and indebtedness of the Borrower to the Subordinate Lender evidenced by or incurred pursuant to the Subordinate Note Documents.

"Subordinate Note Default" shall mean a default in the payment of the Subordinate Note or in the performance of any term, covenant or condition contained in the Subordinate Note Documents or any other occurrence permitting Subordinate Lender to accelerate the payment of, put or cause the redemption of, all or any portion of the Subordinate Note or any Subordinate Note Document.

"Subordinate Note Documents" shall mean the Subordinate Loan Agreement, the Subordinate Note, any guaranty with respect to the Subordinate Note, any security agreement or other collateral document securing the Subordinate Note, any guaranty of the Subordinate Note, and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Subordinate Note.

EXHIBIT 6.4

Notice Addresses

If to the Senior Lender:

Barbara Flight

Senior Vice President

One Conant Capital, LLC

One Post Office Square, Suite 3710

Boston, Massachusetts 02109

with a copy to:

Sean W. Gilligan, Esq.

Gesmer Updegrove LLP

40 Broad Street

Boston, Massachusetts 02110

If to the Subordinate Lender:

Michael D. Ellison

Greenleaf Capital, Inc.

100 W. Michigan Avenue

Suite 300

Kalamazoo, Michigan 49007

with a copy to:

Jordan R. Schau, Esq.

Lake, Waldorf & Schau Plc

141 East Michigan Avenue

Suite 600

Kalamazoo, Michigan 49007

If to the Borrower:

Joseph P. Mullaney

President

SofTech, Inc.

59 Lowes Way, Suite 401

Lowell, Massachusetts 01851

with a copy to:

Matthew Gardella, Esq.

Matthew McTygue, Esq.

Edwards, Angel, Palmer & Dodge LLP

111 Huntington Avenue

Boston, Massachusetts 02199